FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported): March 15, 2006

                    Central Hudson Gas & Electric Corporation
             (Exact name of registrant as specified in its charter)

NEW YORK                           1-3268                            14-0555980
State or other             (Commission File Number)               (IRS Employer
jurisdiction of                                                  Identification
incorporation)                                                          Number)

284 South Avenue, Poughkeepsie, New York                             12601-4879
(Address of principal executive offices)                             (Zip Code)

       Registrant's telephone number, including area code: (845) 452-2000
                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b). Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Jack Effron, a Director of Central Hudson Gas & Electric Corporation ("Central Hudson"), will be stepping down as a Director at the Annual Meeting of the Board on March 15, 2006, as he has reached the age at which Central Hudson's By-laws provide that he may not stand for reelection.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      CENTRAL HUDSON GAS & ELECTRIC CORPORATION
                                                      (Registrant)


                                      By:  /s/ Donna S. Doyle
                                           --------------------------
                                               Donna S. Doyle
                                      Vice President - Accounting & Controller

Dated:  March 13, 2006